KDKN (OTC.BB)
KDK (TSX-V)
Kodiak Energy, Inc.
World-Scale Exploration and Development
in North America
INVESTOR PRESENTATION
www.kodiakpetroleum.com
2008-11-06 RRV2

 Forward Looking Statements
 This presentation contains forward-looking statements. The words or phrases "would be," "will" "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," or similar expressions are intended to identify
"forward-looking statements." Actual results could differ materially from those projected in Kodiak Energy Inc.’s (“Kodiak”
or “Corporation”) proposed oil and gas related business. The Corporation's business is subject to various risks, which are discussed in the Corporation's filings with the US Securities and Exchange Commission and with Canadian securities commissions. The Corporation's filings may be accessed at www.sec.gov or at www.sedar.com.
 The information in the Engineering Report referred to herein contains the terms "prospective resources". Kodiak advises investors that although these terms are recognized and required by Canadian securities regulations (under National
Instrument 51-101 Standards of Disclosure for Oil and Gas Activities), the US Securities and Exchange Commission does not recognize these terms. Investors are cautioned not to assume that any part or all of the resources in this category will ever be converted into reserves. In addition, "prospective resources" have a great amount of uncertainty as to their existence, and economic and legal feasibility. It cannot be assumed that any part of a prospective resource will ever be upgraded to a higher category. Under Canadian rules, estimates of prospective resources may not form the basis of feasibility or pre-
feasibility studies, or economic studies except for a "preliminary assessment" as defined under National Instrument 51-101.
Under US rules, investors are cautioned not to assume that part or all of a prospective resource exists, or is economically or legally recoverable.
 Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. The Corporation cautions readers not to place reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement.
 Further information relating to Kodiak may be found on www.sedar.com and www.sec.gov as well as on Kodiak’s website at www.kodiakpetroleum.com.
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2

 About Kodiak
Ticker Symbols	KDKN (OTCBB) ● KDK (TSX-V)
Market Capitalization	US $62.7MM / C $84.7MM
Shares Outstanding	110,023,998
Options & Warrants	6.2MM
Held by Insiders	34.6%
Shares in Escrow	37,711,000 (5yr. term, diminishing balance basis)
Share Price	US $0.57/ C $0.77
Average Volume (90 days)	US 138,100 / C 14,100 Approx 10% of the float trades monthly
52 Week High/Low	US $3.69 - $0.50 / C $3.10 - $0.51
Regulatory Filings	EDGAR (U.S.) & SEDAR (Canada)
(Source: Toronto Stock Exchange as at close 2008-10-22)
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
« Growth stage, junior exploration & development
 company
« Develop onshore properties within North America
« Diversified portfolio of prospective resources:
• Oil
• Gas
• CO2
« Over 300,000 gross acres asset land base
« Majority owner and operator on all projects
« Unaffected by Alberta royalty regime
« Financing activities are project based - within
 stages of each project - to minimize dilution

*
2008-11-06 RRV2
Investment Attributes
Market Facts

 People
Key Management & Directors
William S. (Bill) Tighe Director / Chief Executive Officer, President	Marvin J. Jones Director
Bill’s experience includes approximately thirty years in management, operations, maintenance, and more recently major and minor projects for both Canadian and other international energy companies. These positions were in a variety of field settings from the heavy oil industry, sour gas and liquids plants in Alberta and
British Columbia and the sub-arctic in Canada, to design offices, construction, construction and startup, and operation of large gas/liquids processing operations in Southeast Asia. Since 2004, he has worked for Suncor Energy Ltd.
as a Business Services Manager, Growth Planning and Development. From 2000
until 2004, Bill worked for Petro China International as Operations Development
and Commissioning Manager. Prior to that, he had extensive experience in both
Alberta and internationally in the oil and gas industry. Bill attended the
University of Calgary where he studied general science and computer science.
He holds an Interprovincial Power Engineering Certification II Class.

Marvin has been a director of the Company since April 2006 and has more than forty-five years of North American and international oil and gas experience, with the last thirty years being at the management level in oil and gas drilling and services industries. He is a past President of Trinidad Drilling, a past Vice
President of Challenger International Services, and a past Vice President of
Thomson Industries. Marvin is a recipient of the Canadian Association of Oilwell
Drilling Contractors (CAODC) Honorary Life Membership Award and a past
President of CAODC.

William (Bill) Brimacombe Chief Financial Officer	Peter A. Schriber Director
Bill is a Canadian Chartered Accountant and since January 2007 has been our
Chief Financial Officer. From 2000 to 2006, he was Vice-President Finance of
AltaCanada Energy Corp., a publicly traded Canadian oil and gas company.
Prior, Bill has over thirty years financial experience working for a number of public and private oil and gas companies with operations in Canada, the United
States and other countries, including experience as an independent financial consultant during the years 1988 to 2000. He is a member of both the Canadian
Institute of Chartered Accountants and the Institute of Chartered Accountants of
Alberta.

Peter has been a director of the Company since November 2005. He is currently an independent financial consultant. Peter is active in mergers and acquisitions as well as debt and equity financing for private and public companies. Prior to
1999, he was a director and partner of a Vancouver based brokerage firm. Prior to that, Peter was a Vice President and Manager of Corporate Lending with the
Canadian division of a Swiss Bank. He has a degree in Commerce from a Swiss
Institution, and graduated as a Fellow of the Institute of Canadian Bankers.
Peter is also a member of the Canadian Bankers Association.

Glenn Watt Director / Vice President, Operations	Les Owens Director Nominee
Glenn has been a director of the Company since November 2005 and Vice
President Operations of the Company since April 2007. Prior to joining the
Company, he worked primarily in the Western Canadian Sedimentary Basin and from May 2003 to March 2007, was drilling and completions superintendent for a large Canadian oil and gas royalty trust. Prior to that, Glenn worked for a major oil and gas company as a completions superintendent. He has additional field experience working on drilling rigs in Alberta and British Columbia. Glenn has an honors diploma in Petroleum Engineering Technology from the Northern Alberta
Institute of Technology and a Bachelor of Applied Petroleum Engineering
Technology Degree from the Southern Alberta Institute of Technology.

Les is standing for nomination as director of the Company. He has more than twenty-five years of oil and gas experience primarily in completions and production services. Les is currently General Manager at Canadian Sub-
Surface, Energy Services, a provider of cased-hole completion, production and evaluation services. From October 2001 to April 2008, he was in management positions with Ultraline Services Corp., a provider of wireline services. Prior to that, from October 1999 to October 2001, Les was in sales with Plains
Perforating Ltd., a provider of perforating services. His previous experience was with various oil and gas service companies, in positions progressing from sales to senior management.

KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2

Canada
Saskatchewan
Manitoba
Ontario
Montana
North Dakota
Minnesota
South Dakota
Michigan
Wyoming
Iowa
Nebraska
Illinois
Indiana
Ohio
Utah
Colorado
United States
Kansas
Missouri
Kentucky
North Carolina
Tennessee
South Carolina
Oklahoma
Arkansas
Arizona
New Mexico
Georgia
Alabama
Mississippi
Texas
Louisiana
Florida

 Project Focus
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2
Little Chicago
Lucy
(Horn River Basin)
New Mexico
EL413 or “LITTLE CHICAGO”, NWT
Resources	Oil & gas
Gross Acreage	~200,000
Working Interest	56.25% (with 80% option to earn upon drilling)
Status	Drill 2 exploratory wells - pending completion of access & benefits agreements & market conditions
LUCY, BRITISH COLUMBIA (Horn River Basin)
Resources	Gas
Gross Acreage	~1,920
Working Interest	80%
Status	Q408/Q109 winter work program
N.E. NEW MEXICO
Resources	CO2, oil, gas, enhanced oil recovery & helium
Gross Acreage	~78,000
Working Interest	100%
Status	3 wells drilled, ~45 km (~28 mi.) seismic completed - full feasibility study underway

 Project Focus
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com

2008-11-06 RRV2
Lucy
NE British Columbia, Canada Short Term Impact & Upside, Reduced Risk

HORN RIVER BASIN AREA

- Major Horn River exploration projects by other explorers & producers (e.g., Nexen, EOG, Apache)
- Major BC land purchase (Dec. 2007) by other explorers & producers
- Kodiak lands

KODIAK PETROLEUM

 Lucy, NE British Columbia, Canada
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
• Kodiak land position of
 ~1,920 gross acres
• Kodiak is operator
• 80% working interest
 Short Term Impact & Upside,
Reduced Risk
▪ Favorable royalty regime in British Columbia
▪ Kodiak has 3 gross sections of Muskwa/Evie shale gas -
 potential compared to Texas Barnett shale gas - extension of the Horn River Basin world class play
▪ Estimate 123 billion cubic feet of gas in place - substantial resource potential with long term revenue upon success
▪ Existing infrastructure:
• Pipeline in NW corner of lease
• High grade gravel road to corner of lease
ACTIVITIES TO DATE
1. Kodiak drilled and cased
 vertical well for Muskwa gas________Q1 2008
RESULTS
1. Well evaluation logs indicated ~60 m (~196 ft.) pay
2. Tested rock properties confirm consistent reservoir quality comparable to other successful regional Muskwa prospects
3. Received formal 3 year extension from B.C. Oil & Gas
 Commission to test the Muskwa potential
CONCLUSION
1. 2 phase work program planned for 2008 and 2009
2. Lucy project would assist in validation of overall reserves in area
3. Total of 3 cased well bores on project mineral lease

2008-11-06 RRV2
HORN RIVER
BASIN

21 30
11 20
1 10
91 100
81 90
71 80
61 70
51 60
41 50
31 40
11 20
1 10
91 100
81
71 80
61
51
41 50
31 40
A
B

KODIAK PETROLEUM

 Lucy - Strategy
Existing pipeline
through Kodiak lands
Kodiak lands
Kodiak - Industry Prospect Comparison
Muskwa/Evie Shale Gas Properties
Parameter	Industry Values (Publicly Available)	Kodiak Values (see notes)
Reservoir Thickness (ft)	60 - 600	150 - 225 a
Total Organic Carbon (%)	0.9 - 6.1	2.2 - 5.7 b
Gas Filled Porosity (%)	3.2 - 6.2	4 b
Adsorbed Gas (scf/ton)	9.6 - 16	20 - 22 b
Silica Content (%)	48 - 86	26 - 36 b
Gas in Place (Bcf/section)	20 - 350	32 - 48 c
NOTES
a: e-line evaluation log
b: independent lab result
c: industry calculation
HORN RIVER
BASIN

2008-11-06 RRV2
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com

 Lucy - Strategy
Go Forward Plans Lucy project qualifies for an experimental scheme under the BC government regulations, maintaining license extensions and confidentiality for a 3 year term	Q4/08 to Q1/09 - Well a79-A
1. Perforate the Muskwa interval
2. Perform a vertical shale gas fracture
 treatment
3. Test and evaluate pressures and
 production
4. If economic, equip and tie-in well to
 pipeline ~1.4 km (~0.8 mi.) away
5. Evaluate timing of Second Phase
 based on success of First Phase and
 market conditions*

Well d-89A*

1. Drill and case a ~1000m (~3200
 ft.) horizontal leg from an existing
 cased vertical well
2. Perform a horizontal staged shale
 gas fracture treatment
3. Test and evaluate pressures and
 production
4. If economic, equip and tie-in well to
 pipeline ~0.25 km (~0.1 mi.) away

2008-11-06 RRV2
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
Shale gas frac example

 Lucy - Valuation
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
Recent Technical Achievements that Support the Horn River Basin Muskwa Prospect as a “World Class Play”
• EOG has announced a vertical Muskwa flow test of approximately 750mcf/d
• EOG has announced 3 horizontal Muskwa flow tests of approximately
 3500mcf/d, 4200mcf/d and 5000mcf/d
• Nexen has announced a long term Muskwa production test flow rate of approximately 2500mcf/d
• Apache has announced 3 horizontal Muskwa flow tests of approximately
 5300mcf/d, 6100mcf/d and 8800mcf/d
• Recent BC crown land sales in the Horn River Basin have averaged $10,000 per hectare with the total provincial land sale proceeds exceeding a record value of
 $2Billion for 2008

	Lucy Land Value (undeveloped) 777 hectares x $10,000/ha (average)	$7.7MM
Kodiak Estimated Successful Project Valuation * (Using conservative published parameters)	Original Gas In Place (OGIP) 41 bcf/section x 3 sections	123bcf
	Potential Recoverable Gas Reserves 123 bcf OGIP x 25% recovery rate	30.75bcf
	Potential Recoverable Gas Reserves in the Ground 30.75bcf RGIP x $1 per mcf recoverable reserves in the ground	$30.75MM
	Wells and Facilities	$5.0 MM
	TOTAL PROJECT VALUATION	$35.75MM

2008-11-06 RRV2
* Estimates

 Project Focus
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com

2008-11-06 RRV2
Little Chicago
Northwest Territories, Canada EL 413 - A World Class, High Impact Exploration Project

Gwich'in Settlement Area
Little Chicago
Sahtu Settlement Area
Fort Good Hope (Radilih Koe)
Access and Cutlines for Grandview Hills-Little Chicago EL413
2006 - 2007 & 2007 - 2008
Seismic Program
NORTH

KODIAK PETROLEUM

 Little Chicago, NWT, Canada
Oil seep on river north
of Little Chicago
¬ Natural surface oil seeps likely
 from Canol/Imperial formation
Photo taken at ~ 500 m
(~ 0.3 mi.) elevation
River is ~100 m
(~328 ft.) across
MacKenzie River
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
 EL 413 - A World Class High Impact
Exploration Project in an North American Setting
▪ Potential for 1 Billion barrels of oil in place
▪ Other major discoveries in the region by Husky Energy Inc. (Tulita) and
 MGM Energy Corp., Petro-Canada, BG (Coleville Lake)
▪ Shallow to medium depth potential of “world-class” oil and gas reserves
▪ Q107 and Q108 seismic and Chapman Engineering Report identified:
¬ 15 leads in Devonian Bear Rock formation
¬ Hydrocarbon pinchouts in Basal Cambrian Sand/Top PreCambrian formations
• Kodiak land position of
 ~200,000 gross acres
• Kodiak is 100% operator
• 56.25% working interest
• Option to earn 80% upon
 drilling

2008-11-06 RRV2

Schematic Showing EL 413 Deep Drilling Potential
Kodiak #2
Kodiak #1
Franklin Mountain
Basal Silurian/Ordovcian
~2200 m
Wedge
~200m
Proterozoic
Proterozoic

 Little Chicago - Strategy
2 phase concurrent
exploration drilling program
to evaluate leased area for
hydrocarbon potential
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
First Phase Drilling*	Additional Phases of Drilling
1. Two well deeper drilling program (Kodiak Arctic #1 and
 #2)
2. Planned for a total depth of ~2250 m (~7381 ft.)
3. Evaluate formations - Landry/ Arnica (Bear Rock) and
 Mount Cap/Mount Clark along the seismically defined pinch
 out area
4. Application submitted to extend Exploration License
* Timing of first phase drilling pending completion of access and benefits agreements and market conditions

1. Multi-well shallow drilling program (Kodiak Arctic #3, #4,
 #5 and #6)
2. Planned for a total depth of ~500 m (~1640 ft.)
3. Evaluate formation - Canol in NW corner of EL 413
4. Deeper large target to be evaluated upon conversion to
 Significant Discovery License

2008-11-06 RRV2

Northwest Territories
"Little Chicago"
22 kilometers
37 kilometers
67-20 130-30
67-20 130-15
67-20 130-00
67-10 130-30
67-10 130-15
67-10 130-00
Proterozoic High
Wedge Limit (Updip Trap)
Wedge Fill
200 m +
MacKenzie River
LC08-103
LC08-101
Kodiak A-54
Kodiak G-42
Kodiak F-59
Kodiak E-05
Kodiak D-13
Kodiak M-51
Kodiak D-28
Kodiak C-28
EL413
Post-Proterozoic Wedge Map
LC07 (2007 Seismic)
LC08 (2008 Seismic)
Contour Interval =10 ms.
(approx. 20 m)

 Little Chicago - Valuation
NI 51-101 PROSPECTIVE RESOURCE STUDY
by Chapman Engineering Ltd. - May 1, 2008
THREE POTENTIAL ZONES
 1) Devonian Bear Rock Prospect
 – First target at ~ 700 m (2300 ft.)
 – Light and medium oil
 – 15 Bear Rock leads with 5 being well defined high grade
 – Chapman Report best estimate at 32,000 STB/d, based on a 10 well drilling program and oil pipeline
 2) Basal Cambrian Sand / Top Precambrian Prospect
 – Hydrocarbon trap at ~2300 m (7545 ft.)
 – Chapman Report identified 5 drilling locations to drill both prospects -
 lower drilling costs and reduce risk
 – Chapman Report best estimate of prospective recoverable resources from 6MM to 50MM bbls
 3) Canol Prospect
 – Natural surface oil seep on north edge of license area
 – Core samples and well logs from regional activity was evaluated and suggested Canol formation as one of the seep sources
 – Shallow pool at ~350 m (1148 ft.)
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
CHAPMAN ENGINEERING LTD. - EVALUATION *
Evaluation Year	Bear Rock 15% Discount	Basal 15% Discount	NAV Total 15% Discount	Risk has been reduced with the 2008 Chapman evaluation
2007	$124.6MM	$11.6MM	$136.2MM
2008	$210.3MM	$34.6MM	$244.9MM
Additional Deep Target
Very large structure identified on
seismic - not evaluated at this time

2008-11-06 RRV2
* Median case evaluation

 Project Focus
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com

2008-11-06 RRV2
NE New Mexico
United States A Potential 25 Year Development Long Term, High Impact

Sofia
Spear Draw
Gladstone
Pump Station
Bravo Dome
North (Oxy)
Bravo Dome
West (Hess)
Kodiak New Mexico Project
Sofia 51,687 ac.
Spear Draw 27,120 ac.

 NE New Mexico, US
A Potential 25 Year Development
Long Term, High Impact
▪ Primarily a CO2 prospect for enhanced oil recovery
▪ Kodiak land position of ~78,000 gross acres with ~10 year license
▪ Four prospects:
  1. Sofia 2. Spear Draw 3. Cimarron 4.
 Gallegos
▪ 100% operator and 100% working interest
▪ Target formations - Santa Rosa, Glorieta and Yeso
ACTIVITIES TO DATE
1. Drilled 3 shallow wells Q1 2008
2. Completed ~61 km (~38 mi.) seismic April 2008
3. Discussions commenced with consumers
and transportation firms - strong interest
from 3 parties Present
RESULTS
1. All three formations tested productive
2. First laboratory tests from first well show 98.4% to 99.5% quality
 CO2 with sustained extended flow rate of approximately 375 mcf/d
3. Oil shows in 2 wells
4. The downhole pressures at Sofia were lower than expected, and thus the projected reserves at Sofia are less than anticipated
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com

2008-11-06 RRV2

Canada
Weyburn
Great Plains Coal Plant
Wyoming
LaBarge
McElmo Dome
Sheep Mountain
Bravo Dome
Jackson Dome
Permian Basin
Louisiana/Mississippi

Summary
¬ Conclusion
▪ Based on the additional seismic completed in April 2008
 along with subsequent analysis, the CO2 is expected to be
 widely distributed over the held properties that will
 support a scalable development
▪ Spear Draw to be evaluated in second phase
¬ Key to this Development is the Existing
 Infrastructure
Reduces development costs - located immediately adjacent or
 within the Kodiak properties:
1. Pipeline at ~50% capacity
2. High voltage power near by
3. Road system
¬ Substantial Additional Lands on the Fairway
▪ Opportunity to increase land position at low cost

 New Mexico - Sofia Prospect
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
New Mexico Project is a Major Scale, Long Term Development
Go Forward Plans
▪ 3 to 5 year development plan is currently being evaluated
▪ Expected 25 to 50 MMscf/d of CO2 production facility
▪ 20 to 25 year lifecycle
▪ CO2 commodity prices continue to move upward with
 most contracts 5 year minimum with take or pay
 commitments
▪ 70 projects in Permian Basin currently on hold for CO2
 supply contracts or pipeline infrastructure.

▪ Additional business models will enhance the return, such
 as acquiring existing low productivity oil production in
 the Permian Basin to inject the Kodiak CO2 for enhanced
 recovery
▪ Potential Natural gas production for power generation on
 the project
▪ Helium recovery - trace amounts found in gas tests,
 however full economic evaluation required
▪

2008-11-06 RRV2
Kodiak lands

Current Economics
¬ Engineering Base Design Case
▪ 50 mmscf/d production and sales facility - $1.80/ mmscf long term sales contracts ~$44.2MM
▪ Facilities - gathering and dehy - ~$15.4MM
▪ Compression - ~$27MM
▪ 115 initial well program - ~$28.7MM
▪ 8 to 10 year economic well life at ~10 % depletion curve used (expect longer based on Bravo Dome depletion curves)
▪ 4 wells per section with down spacing of 16 wells per section planned
¬ Connections to Existing Infrastructure
1. High voltage power -5 km transmission system and substation - ~$8MM
2. Existing Road system - nominal cost improvements
3. Sales line into the Sheep Mountain Line - 10 miles for ~$1.8MM, sized for up to 70 mmscf/d
4. Experienced manpower and services in the area
¬ Conservative Internal Estimate on Initial Return on Capital Investment
▪ 14.6%
▪ No allowance for helium, natural gas production or secondary revenue streams

 New Mexico - Sofia Development
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com

2008-11-06 RRV2

Inlet compression and dehydration
Wellhead and field compression
Sheep Mountain Pipeline
E-2
E-3
E-1
E-4
Sales Compression, cooling and sales pump
E-6
Denver City Hub

COLORADO
Trinidad
Raton
OKLAHOMA
UNION
COLFAX
TAOS
Taos
Springer
Clayton
Sofia Project Area
MORA
HARDING
SANTA FE
Las Vegas

 New Mexico - Sofia Development
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2
Project Schematic
▪ This work is underway in parallel paths as is the evaluation of other hydrocarbon and CO2 potentials, which will add value to the overall project by reducing capital or operating costs, or both
▪ There are several major items to be completed prior to commencement of construction, including access and transportation agreements for the pipeline and power systems, long term sales contracts, and detailed design work

 In Summary
« Growth stage exploration and development company
« Over 340,000 gross acres asset land base with no capital requirements for lease extensions or imminent license expiries - additional lands are available to expand
« Majority control and operatorship on all projects - high impact prospective resources of oil, gas and CO2
« Low management costs - G&A of C$50,000/month internal and C$30,000/month external
« Demonstrated management ability to deliver projects on budget and schedule in difficult work environments and jurisdictions
« Management is “long term relationship” focused - industry, regulatory, native groups or land owners - build on these relationships to overcome obstacles to be able to progress

KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
Total Net Asset Value	« Little Chicago NAV (15%)	Based on Chapman Engineering Report dated May 2008 of Prospective Resource C$244,900,000
	« Lucy	Based on internal evaluation using industry bench marks - resource, wells and facilities C$35,750,000
	« TOTAL NAV	With a market cap of 110,000,000: 3X undervalued stock excluding New Mexico or Montana properties C$300,000,000

2008-11-06 RRV2

 Staged Project Based Financing - Short Term
GO FORWARD FINANCING - PROJECT BASED * (Estimates)
	C$MM	Description	C$MM	Q4 2008 to Q2 2009
Flow Through Financing	$1.6	Lucy NE British Columbia	$1.6	Stimulate vertical cased wellbore, flow and buildup to support reserves evaluation
Private Placement Financing	$1.0 to $2.0	Other	$1.0 to 2.0	G&A, commissions, general working capital interests
		Total:	$2.6 to $3.6*
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2
* This does not constitute an offer for securities.

 Appendices
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2
Appendix A	Use of Proceeds to Date

Appendix B	Peer Comparison

 Appendix A - Use of Proceeds to Date
JUNE 2008 FINANCING
Description	US$MM	Q2 to Q3 2008
Loan to Brink Energy Ltd. *	$1.00	Binding Letter Agreement dated June 18, 2008 for reduction of debt, option to convert to Brink shares
New Mexico	$0.83	Additional land acquisition, well completions & testing
Little Chicago, NWT	$0.55	Seismic & permitting
Other	$0.25	Commissions & financing costs
Other	$0.38	G&A
TOTAL	$3.01
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
OCTOBER 2007 FINANCING
Description	C$MM	Q3 2007 to Q2 2008
Drilling/testing/completions/tie -ins	$4.5	1 well Lucy (80% W.I.), 3 wells New Mexico 100% W.I.
Seismic	$5.0	~129 km (~80 mi.) NWT, ~45 km (~28 mi.) New Mexico
Land	$1.8	~32,800 acres in New Mexico ~12,000 acres Montana
Other	$4.4	$2.5MM debt, $1.0MM Thunder acquisition, $0.9MM financing costs
Other	$1.7	G&A
TOTAL	$17.4
* Statement of Claim filed against Brink Energy Ltd. for recovery of US$1MM plus US$1MM value (or 25% of Brink lands) due to inability to fulfill terms of
Binding Letter Agreement
*
2008-11-06 RRV2

 Appendix B - Peer Comparison
Company	Ticker	Market Cap (C$MM)	Shares Outstanding (MM)	Share Price Close 2008-10-22	Area of Exploration & Development	Total Land Position (Total Approx. Acres)		Production (approx.)	Total Net Income Last Q (C$MM)	Commodity
Toronto Venture Exchange
Kodiak Energy, Inc.	KDK	$84,717	110,024	$0.77	NWT, B.C., New Mexico, Montana	321,920	gross	0	($0.93)	gas, oil, CO2, old oil
Canada Energy Partners Inc.	CE	$52,227	69,637	$0.75	Alberta, B.C.	55,768	net	0	($0.07)	gas, oil, CBM
Norwood Resources Ltd.	NRS	$29,802	102,767	$0.29	Texas, Nicaragua	850,780	unidentified	0	($1.51)	gas, oil
PanTerra Resources Corp.	PAN	$11,153	85,795	$0.13	Saskatchewan	1,035,520	unidentified	0	($0.63)	gas
Ryland Oil Corporation	RYD	$59,914	161,930	$0.37	Saskatchewan, N. Dakota	320,647	net	0	($0.31)	oil

OTC Bulletin Board
Kodiak Energy, Inc.	KDKN	$62,713	110,024	$0.57	NWT, B.C., New Mexico, Montana	321,920	gross	0	($0.94)	gas, oil, CO2, old oil
Baseline Oil & Gas	BOGA	$27,269	151,498	$0.18	Texas, Indiana	175,600	gross	0	($7.17)	gas, oil
Force Energy Corp.	FORC	$43,234	45,994	$0.94	Alberta, Wyoming	3,000+	unidentified	0	($0.03)	gas, oil
Western Standard Energy Corp.	WSEG	$10,716	89,303	$0.12	Montana, N. Dakota	42,000+	combination	0	($0.19)	gas, oil
KDKN (OTC.BB) ● KDK (TSX-V)
www.kodiakpetroleum.com
*
2008-11-06 RRV2
(Source: Toronto Stock Exchange as at close 2008-10-22)

Contact:
Suite 460, 734 - 7 Avenue S.W.
Calgary, Alberta T2P 3P8
Canada
Main: +1 (403) 262-8044
Fax: +1 (403) 513-2670
E-mail: info@kodiakpetroleum.com
www.kodiakpetroleum.com
2008-11-06 RRV2
Kodiak Energy, Inc.
World-Scale Exploration and Development
in North America
KDKN (OTC.BB)
KDK (TSX-V)
www.kodiakpetroleum.com